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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 20, 2007
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-4423 (Commission File Number)	94-1081436 (I.R.S. Employer Identification No.)
3000 HANOVER STREET, PALO ALTO, CA (Address of principal executive offices)		94304 (Zip code)

(650) 857-1501
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        On July 20, 2007, Hewlett-Packard Company ("HP") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among HP, Orca Acquisition Corporation, a wholly-owned subsidiary of HP, and Opsware Inc. ("Opsware") pursuant to which HP will acquire Opsware, a leading data center automation software company, for $14.25 per share, or approximately $1.6 billion.

        The acquisition will be conducted by means of a tender offer for all of the outstanding shares of Opsware, followed by a merger of Orca Acquisition Corporation with and into Opsware that will result in Opsware becoming an HP subsidiary. HP expects to commence the tender offer promptly, and the merger is expected to be completed before the end of HP's fourth fiscal quarter of 2007.

        The acceptance of the shares tendered in connection with the tender offer is subject to customary conditions, including, among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the receipt of any antitrust, competition or merger control approvals required under the laws of China and Germany. In addition, HP's acceptance of the tendered shares is subject to HP's ownership, following such acceptance, of at least a majority of the outstanding shares of Opsware common stock, on a fully diluted basis.

        The closing of the merger is subject to customary closing conditions, and, depending on the number of shares held by HP after the acceptance of the shares properly tendered in connection with the offer, approval of the merger by the holders of Opsware's outstanding shares remaining after the completion of the tender offer also may be required.

        Directors and executive officers of Opsware have agreed to tender their shares in connection with the tender offer, including any shares acquired upon exercise of stock options prior to the closing of the acquisition. Those directors and executive officers currently hold shares representing approximately 15.8% of Opsware's outstanding shares, which percentage may increase prior to the closing depending upon the number of shares, if any, acquired by those persons upon exercise of stock options as well as other factors.

        HP's press release announcing the transaction is attached hereto as Exhibit 99.1. A copy of the Merger Agreement is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
99.1	Text of HP's press release, dated July 23, 2007, entitled "HP to Acquire Opsware Inc." (filed herewith).
99.2	Agreement and Plan of Merger, dated as of July 20, 2007, by and among HP, Orca Acquisition Corporation and Opsware Inc. (filed herewith).

THIS FILING IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. THE SOLICITATION AND THE OFFER TO BUY SHARES OF OPSWARE COMMON STOCK WILL BE MADE ONLY PURSUANT TO AN OFFER TO PURCHASE AND RELATED MATERIALS THAT HP INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. OPSWARE STOCKHOLDERS AND OTHER INVESTORS SHOULD READ THESE MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. ONCE FILED, OPSWARE STOCKHOLDERS AND OTHER INVESTORS WILL BE ABLE TO OBTAIN COPIES OF THE TENDER OFFER STATEMENT ON SCHEDULE "TO,' THE OFFER TO PURCHASE AND RELATED DOCUMENTS WITHOUT CHARGE FROM THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMMISSION'S WEBSITE AT WWW.SEC.GOV. OPSWARE STOCKHOLDERS AND OTHER INVESTORS ALSO WILL BE ABLE TO OBTAIN COPIES OF THESE DOCUMENTS, WITHOUT CHARGE, FROM INNISFREE M&A INCORPORATED, THE

INFORMATION AGENT FOR THE OFFER, AT +1 877 750 5838 OR BY EMAIL AT INFO@INNISFREEMA.COM, FROM J.P. MORGAN SECURITIES, INC, THE DEALER MANAGER FOR THE OFFER, AT +1 877 371 5947, OR FROM HP. STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ CAREFULLY THOSE MATERIALS PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER.

Forward-looking statements

This filing and the exhibits attached hereto contain forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, Opsware's business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described from time to time in HP's and Opsware's Securities and Exchange Commission reports, including but not limited to the risks described in HP's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2007 and Opsware's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2007. HP assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY
DATE: July 23, 2007	By:	/s/ CHARLES N. CHARNAS
	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of HP's press release, dated July 23, 2007, entitled "HP to Acquire Opsware Inc." (filed herewith).
99.2	Agreement and Plan of Merger, dated as of July 20, 2007, by and among HP, Orca Acquisition Corporation and Opsware Inc. (filed herewith).

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Forward-looking statements
SIGNATURE
EXHIBIT INDEX